EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Kirby Corporation


We consent to the use of our reports incorporated herein by reference.




/s/ KPMG LLP
KPMG LLP



Houston, Texas
July 31, 2000